FILER:

     COMPANY DATA:
             COMPANY CONFORMED NAME:        TEXAS CAPITAL VALUE FUNDS INC
             CENTRAL INDEX KEY:             0001000069
             IRS NUMBER:                    742759654
             STATE OF INCORPORATION:        MD
             FISCAL YEAR END:               0930

     FILING VALUES:
             FORM TYPE:                     485BPOS
             SEC ACT:                       1933 Act
             SEC FILE NUMBER:               033-96334
             FILM NUMBER:                   02523431

     BUSINESS ADDRESS:
             STREET 1:                      6300 BRIDGEPOINT PKWY
             STREET 2:                      BLDG 2, STE 105
             CITY:                          AUSTIN
             STATE:                         TX
             ZIP:                           78730
             BUSINESS PHONE:                5123289321X3

     MAIL ADDRESS:
             STREET 1:                      6300 BRIDGEPOINT PKWY
             STREET 2:                      BLDG 2, STE 105
             CITY:                          AUSTIN
             STATE:                         TX
             ZIP:                           78730

FILER:

     COMPANY DATA:
             COMPANY CONFORMED NAME:        TEXAS CAPITAL VALUE FUNDS INC
             CENTRAL INDEX KEY:             0001000069
             IRS NUMBER:                    742759654
             STATE OF INCORPORATION:        MD
             FISCAL YEAR END:               0930

     FILING VALUES:
             FORM TYPE:                     485BPOS
             SEC ACT:                       1940 Act
             SEC FILE NUMBER:               811-09088
             FILM NUMBER:                   02523432

     BUSINESS ADDRESS:
             STREET 1:                      6300 BRIDGEPOINT PKWY
             STREET 2:                      BLDG 2, STE 105
             CITY:                          AUSTIN
             STATE:                         TX
             ZIP:                           78730
             BUSINESS PHONE:                5123289321X3

     MAIL ADDRESS:
             STREET 1:                      6300 BRIDGEPOINT PKWY
             STREET 2:                      BLDG 2, STE 105
             CITY:                          AUSTIN
             STATE:                         TX
             ZIP:                           78730
             BUSINESS PHONE:                5123289321X3


Texas Capital Value Funds - Prospectus   January 31, 2006


Table of Contents
What is the Fund's Investment Strategy?         2
What Risks are Involved?                        3
How Has the Fund Performed?                     6
What Fees and Expenses Do I Pay?                8
How do I Purchase Shares?                      14
How do I Sell Shares?                          17
Who Runs the Fund?                             20
How do Fund Distributions and Taxes Work?      22
Does the Fund Offer Retirement Accounts?       23
What Else Must I Know Before Investing?        24
Financial Highlights                           26
How Do I Reach the Fund?                       27


Ticker Symbol    Value & Growth Portfolio: A Class  TCVGX
                                           C Class  TCCGX

Phone Numbers
      Existing Accounts 888-839-4769
      New Accounts      888-839-7424

This prospectus tells you what you need to know about the Value & Growth Portfolio before you invest. First Austin Capital Management, Inc.
manages and administers the Fund and will be referred to as "we" or "us" in this prospectus.
You should read this prospectus carefully before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not a solicitation by the Fund for the sale of shares in states in which the offering is not authorized. No one is authorized by the Fund to give information or make representations that are different from any material issued by the Fund or its Distributor.
No one should rely on any other information or representation.

WHAT IS FUND'S INVESTMENT STRATEGY?

Objective

Value & Growth Portfolio
      Capital appreciation by investing in equity securities and derivatives of domestic and foreign corporations.



What is the Fund's Investment Strategy?

We will seek to achieve our objective by purchasing and holding stocks of both foreign and domestic companies. We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities. We will sell a stock when it either becomes fully valued or growth prospects deteriorate.

Qualitative factors are considered in investment selection, but their influence is usually minimal.
The Fund is "non-diversified," meaning that it has the ability to invest a larger percentage of its overall assets in any one stock than do "diversified" funds.

We seek capital appreciation by investing in companies that are undervalued, including smaller capitalization companies, which generally have market capitalizations under $2 billion, and derivatives of domestic and foreign corporations.
The Fund's objective can change without shareholder approval.

The Fund invests primarily in common stocks that the advisor deems to be undervalued and which have characteristics the advisor deems will likely cause those stocks to appreciate in the near future. Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts' expectations, earnings surprises and other characteristics the advisor deems may impact the appreciation of stocks. Historically, the Fund has primarily been invested in smaller companies, although the Fund is not limited to such companies.
Additionally, the Fund has historically held little cash and been fully invested in stocks.

In addition to the principal investment strategies discussed above, the Fund may lend its securities to broker-dealers or other institutions to earn income for the fund. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;
(2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities;
and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund.
In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, the Advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If the Fund's strategies do not work as intended, the Fund may not achieve its objective.

You should read "What Risks are Involved?" below, for more information.

WHAT RISKS ARE INVOLVED?

General
Investors should carefully consider their risk tolerance before investing. As with all mutual fund investments, loss of money is a risk of investing. Please read the other risks detailed below that apply to investing in our Fund.

Market Risk

Market Risk involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Small Capitalization Company Risk

Small companies may involve certain special risks.
They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.
They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Non-diversification Risk

Because the Fund is "non-diversified," you should be aware that investing in it may pose a greater risk than investing in diversified funds because non-diversified funds tend to be more sensitive to a single economic, political, or regulatory occurrence.

Suitability

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. The Fund is not intended to be a complete investment program for investors.

Foreign Investments

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries.
Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Funds may invest in American Depository Receipts
(ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

Derivatives

Derivative Instruments. To the extent permitted by the Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional
Information, the Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return.
The Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

Securities Lending

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Portfolio Turnover

We may make changes in the Fund consistent with the Fund's policies when we believe doing so is in the best interest of the Fund. We anticipate
Fund turnover to be considerably higher than that of comparable funds. High turnover may increase transaction costs, increase taxable gains and negatively affect performance.

We consider the effects of higher turnover when evaluating short-term investments. We will invest the Fund primarily in common equities listed on the major U.S. Stock Exchanges, including American Depository Receipts, or securities convertible into common stocks. Up to 33% of the Fund's investment portfolio may include companies traded on foreign exchanges.

Other Risks

The Fund is "non-diversified," which means the Fund must follow these guidelines:

      The Fund may not invest more than 25% of its total assets in any one issuer other than U.S. government securities.

      At the close of each quarter of the taxable
      year, at least 50% of the value of the Fund
      must be represented by:

            Cash and cash items, including U.S.
            government securities

            Other securities of different issuers
            in which the Fund cannot invest
            more than 5% of its assets, and at
            the same time, cannot own more
            than 10% of any one issuer.



The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. By taking a temporary defensive position, the Fund may not achieve its investment objective. The Fund may, for temporary defensive purposes, hold cash or invest 100% of its assets in short-term debt instruments such as money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be investment grade as determined by Moody's Investor Service
Inc., or Standard & Poor's Corporation rating agencies.



In response to market, economic, political, or other conditions, the Fund may temporarily use a different investment strategy for defensive purposes. If it does so, different factors could affect the Fund's performance and it may not achieve its investment objective.

How Has the Fund Performed?



The bar chart and table below illustrate the variability of the Fund's returns and the risks of investing. The bar chart shows how performance has varied from year to year. The table compares the Fund's performance to that of two broad-based market indexes. This information is based on past performance. The Fund's performance before and after taxes is not a prediction of future results.


[CHART SHOWING RETURNS FOR THE VALUE & GROWTH PORTFOLIO]


Value & Growth - A Class:
                1996               26.2%
                1997               45.6%
                1998               -3.1%
                1999              -22.1%
                2000               17.7%
                2001               20.5%
                2002              -18.6%
                2003               72.2%
                2004               12.3%
                2005               12.2%

The inception date for Value & Growth - A Class was
11/6/95. Sales loads were not reflected in these performance numbers. If they were reflected, returns would be less than shown.

A Class:
Best Quarter for above period  (Q2 2003): 35.41%
Worst Quarter for above period (Q3 1998):-32.11%


Average Annual Returns for 1 year, 5 year and since inception compared to the Russell 2000 index and S&P
500, as of December 31, 2005. The Russell 2000 index is an unmanaged equity index comprising smaller U.S.
companies and includes dividends reinvested.  The S&P
500 is an unmanaged equity index generally comprising the 500 largest market-capitalization stocks.




A Class

                                         1 year    5 years    Since
                                                            Inception

Return Before Taxes                       5.73%     16.02%     13.51%

Return After Taxes on                     5.73%     16.02%     13.11%
Distributions

Return After Taxes on
Distributions and Sale of Fund Shares     3.73%     14.13%     11.90%

Russell 2000 (reflects no deduction
for fees, expenses, or taxes)             4.55%      8.22%      9.61%

S&P 500 (reflects no deduction
for fees, expenses, or taxes)             4.88%      0.52%      9.44%

C Class

                                          Since
                                        Inception

Return Before Taxes                       2.71%

The inception date for Value & Growth Class A shares was 11/6/95.
The inception date for Value & Growth Class C shares was 10/7/05.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses.
No comparable reductions have been made in the performance presented for the Indexes. After tax returns are shown only for Value & Growth
Class A shares and after-tax returns for class C shares will vary.


WHAT FEES AND EXPENSES DO I PAY?
 As an investor in the Fund, you will pay the following fees and expenses. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

 Fees and Expenses*


                                                                   CLASS A      CLASS C
                                                                  ---------    ---------
    SHAREHOLDER TRANSACTION FEES (PAID BY YOU DIRECTLY)
    ---------------------------------------------------------------------------------------
    Maximum sales charge (load) on purchases (as a %
    of offering price)                                              5.75%(1)     0.00%
    ---------------------------------------------------------------------------------------
    Maximum deferred sales charge (load) as a                       None (2)     1.00%(3)
    percentage of the amount redeemed
    ---------------------------------------------------------------------------------------
    Maximum sales charge (load) imposed on reinvested
    dividends and other distributions                               None         None
    ---------------------------------------------------------------------------------------
    Fee for redemption by wire                                      $15          $15
    ---------------------------------------------------------------------------------------
    Maximum Account Maintenance Fee (4)                             $15          $15



    ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
    ---------------------------------------------------------------------------------------
    Management fee                                                  1.00%        1.00%
    ---------------------------------------------------------------------------------------
    Distribution and service (12b-1) fees                           0.25%        1.00%
    ---------------------------------------------------------------------------------------
    Other expenses(5)                                               0.43%        0.43%
    ---------------------------------------------------------------------------------------
    Total annual Fund operating expenses                            1.68%        2.43%
    ---------------------------------------------------------------------------------------



  (1) Lower sales charges are available depending upon the amount invested. See "Sales Charges."


 (2) A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

 (3) Applied to redemptions within one year of purchase.

 (4) Applies only to investors whose total eligible investments with the Fund are less than $5,000. If you hold shares of the Fund in a Texas Capital account (i.e., not a financial intermediary or retirement plan account), we may charge you a $15 annual account maintenance fee if the value of those shares is less than $5,000.
 We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $5,000 at that time, we will automatically redeem shares in one of your accounts to pay the $15 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number.

 Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, coverell education savings accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and Simple-IRAs), and certain other retirement accounts.

 (5) "Other Expenses" include operating expenses other than the management fee and distribution fee. For class C shares of the Fund, "Other Expenses" are based on estimated amounts for the current fiscal year.



Use this table to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   - $10,000 investment

   - 5% annual return

   - no changes in the Fund's operating expenses

   - redemption at the end of each period (unless noted otherwise)

Because this example is hypothetical and for comparison purposes only, your actual costs are likely to be different. Our advisory fee is higher than that paid by most funds.


 Expense Example


                                    1          3           5           10
                                   YEAR      YEARS       YEARS       YEARS

    Class A                        $736      $1,074     $1,435       $2,448
    Class C                        $256      $758

You would pay the following expenses if you did not redeem your shares:

                                    1          3           5           10
                                   YEAR      YEARS       YEARS       YEARS

    Class A                        $736      $1,074     $1,435       $2,448
    Class C                        $256      $758


HOW TO CHOOSE A SHARE CLASS

Before you can buy shares, you need to decide which class of shares best suits your needs. Texas Capital offers two classes of shares: A and C. Each class is subject to different expenses and sales charges.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by the Advisor for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.

You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.


CLASS A SHARES


Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the other share class:

For any investment below $1 million, you buy Class A shares at their net asset value per share plus a sales charge, which is 5.75% of the offering price. The term "offering price" includes the front-end sales charge.

There is no limit to how much you can invest in this share class.

The Fund pays a distribution fee--up to 0.25% of the average daily net assets--each year you hold the shares. This fee is lower than the fee you pay for the other class of shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class C shares.

CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge:

You buy the shares at net asset value (no initial sales charge).

You cannot invest more than $1 million in Class C shares.

If you sell Class C shares within one year of purchase, you must pay a deferred sales charge of one percent. The deferred sales charge for each purchase will be based on the value of your shares at the time of purchase. Tracking for each purchase will begin as of the first day of the month in which the purchase is made.

Investors in Class C shares pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher expenses translate into lower annual return on net asset value.

DEFERRED SALES CHARGE

If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds. At redemption, the deferred sales charge will be calculated from the first day of the month in which your purchase occurred and will be applied based on original cost.

You will pay a deferred sales charge in the following cases:

As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:

Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

Shares acquired by reinvestment of dividends and capital gain distributions.

Shares that are no longer subject to the deferred sales charge.

Shares held the longest, but which are still subject to the deferred sales charge.

12b-1 Plan

The Fund has adopted a plan under rule
12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.

The fees collected under the 12b-1 plan may be used to pay for Fund "supermarket fees." Supermarket fees are charged by financial institutions so that the Fund may be available for purchase and sale in a mutual fund marketplace.

Because the fees are ongoing, the distribution expense may increase the cost of your investment and may cost you more than other types of sales charges.

For investors who invest directly with the Fund, the Distributor will be the broker on the account. All
12b-1 fees will accrue daily and be paid quarterly.
No 12b-1 fees will be paid if the quarterly amount accrued is less than $50. According to the 12b-1 Plan, the services provided by selected broker-dealers are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing shareholders.

Class A Shares

Agents (brokers) of registered broker-
dealers will distribute shares, and the Fund will be charged, and your broker will collect, .25% of average daily net assets on the amount invested in the Fund.

Class C Shares

The fund's C Class pays an annual fee of 1.00% of C Class average net assets. The distributor, as paying agent for the fund, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make C Class shares available.

Sales Charges - Class A Shares

Class A shares are sold at an offering price that includes a sales charge. If you wish to purchase shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor.

Sales charge as a percentage of assets invested

Transaction                           As a %     As a %      dealer
Amount                             of offering  of assets   discount
                                      price
less than $50,000                     5.75%       6.10%     5.00%

$50,000 but less than $100,000        4.75%       4.99%     4.00%

$100,000 but less than $250,000       3.75%       3.90%     3.00%

$250,000 but less than $500,000       2.75%       2.83%     2.25%

$500,000 but less than $1 million     2.00%       2.04%     1.75%

$1 million * and up                   0.0%*         0%        0%

*for single purchases aggregating $1 million or more, you will not pay an initial sales charge. The
Fund's advisor will pay the authorized broker
1% of the amount invested. On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment and is paid to the Fund's advisor.

Ways to Reduce or Avoid Paying the Sales Charge on Class A Shares

Aggregation of Accounts

If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge on Class A shares:

      an individual, his or her spouse, or their children under 21 purchasing for their own account.

      a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under IRS Code Section 401).

      employee benefit plans of a single employer or affiliated employers.

Statement of Intention

By signing a Letter of Intent (LOI) you can reduce your sales charge on Class A shares. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Texas Capital Value Fund Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with Texas Capital Value Fund you can aggregate your accounts as well as the accounts of your spouse and children under 21 years of age. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation

You may combine your new purchase of Texas Capital Value Fund Class A shares with shares currently owned by yourself, your spouse, and your children under 21 years of age for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value (based on the Fund's offering price of all other Class A shares you own).

If you invest in the Fund's Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.
You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related parties' accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge on your purchase of Class A shares, the Distributor will be unable to ensure that the reduction is applied to your account.

Sales Charge Exemptions

If you fit into one of the following categories, you are exempt from the sales charge on Class A shares:

      Charter Shareholder (shareholders with at least $10,000 with the Fund before December
      31, 1995)

      Shareholder meeting the requirements of a board approved investment program

      Qualified pension or profit sharing plans

      Directors, Officers and Employees of the Fund, Advisor, and Distributor and their family members and retirement plans
      (exemption granted to such individuals
      in order to encourage them to invest
      in the Fund)

      Registered Representatives of the NASD
      buying for their own account

      Discretionary accounts of bank trust
      departments

      Registered Investment Advisors buying for their clients and themselves

      Charities and religious organizations as defined by IRS Code 501(c)3

      Transfers from other mutual funds when
      dealing directly with the Distributor,
      excluding money market funds (funds that value their shares using Rule 2a-7 of the Investment Company Act of 1940).

Please visit our website, www.texascapitalfund.com, where we provide free of charge a clear and prominent description of the sales loads and breakpoints on the Fund's Class A shares, including hyperlinks that facilitate access to the information.

Other Fees
     Annual IRA Maintenance Fee              $15.00
     (capped at $30 per social security number)
     This is applicable to Traditional, Roth and Coverdell Education
     Savings Account (formerly Education IRA) and subject to change.
     Refund of excess contributions          $25.00
     IRA distributions to participant        $25.00
     IRA transfer to successor trustee       $25.00
     Wire Fee                                $15.00
     Return check or ACH and stop payment    $25.00
     Fee for overnight delivery              $15.00
     Fee for conversion to/from a Roth IRA   $25.00



Other fees may be charged by other advisors, broker-dealers, or financial institutions in connection with purchases or sales of the Fund.

HOW DO I PURCHASE SHARES?

Purchases through a broker

You may purchase shares in the Fund through any broker-dealer that has signed a sales agreement with the Fund. Broker-dealers may place Fund orders on behalf of shareholders by calling the Distributor. Some financial intermediaries may accept purchase and redemption orders for the Fund and may have a specialized agreement with the Fund for settlement and payment. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and forwarding payment within three business days. Orders will be processed only after receipt in good order.

Direct Purchases

All completed applications and checks go to:

Sending via U.S. Mail
      Texas Capital Value Funds
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

Sending via overnight courier
      Texas Capital Value Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      Mutual Fund Services
      615 E. Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207


Whenever you write a check for an additional purchase, make sure you include your account number and the name on your account. You do not need a certified check, but the check must be drawn on a U.S. bank in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amount of less than $10,000.
To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Your purchase will be processed at the public offering price next calculated after your money and completed application are received by the transfer agent by the close of the New York Stock Exchange (currently 4:00 PM Eastern). A fee may be imposed if your check does not clear. The Fund reserves the right to reject all or part of any purchase.

If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application that indicates the share class you wish to purchase. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further Credit: Texas Capital Value Funds, Inc.
Shareholder name and account number

For Subsequent Investments  --  By wire
Before sending your wire, please contact the Transfer
Agent to advise them of your intent to wire funds.
This will ensure prompt and accurate credit upon receipt of your wire. Please include your account name and number on each wire.

Call 888-839-7424, and notify the Transfer Agent whenever you are wiring money.




Minimums

The minimum initial investment you may invest is $5,000 unless you are using the Autovest Plan described below or unless we, at our discretion, waive the minimum. Subsequent investments are subject to a $100 minimum. The Fund can raise or lower minimums at its discretion.

Autovest Plan

Under the Automatic Investment Plan, your money will be transferred from your bank account to your account with Texas Capital Value Funds on or about the 15th of each month or quarter. You can participate in the Automatic Investment Plan by filling out the appropriate section of the New Account Forms. You are obligated to contribute at least $5,000 the first year of the plan.

In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (ACH) network. The Fund is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to effective date.

You may obtain more information by calling the Transfer Agent.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at
(888) 839-7424 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.
The Fund may also reserve the right to close the account within 5 business days if clarifying information/ documentation is not received.

Shares of the Fund(s) have not been registered for sale outside of the United States. The Texas Capital Value
Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW DO I SELL SHARES?

You may redeem all or part of your investment at closing net asset value any day the New York Stock
Exchange is open. For Class A, the redemption price is the next net asset value per share determined after your request is received in good order. For Class C, depending on when you purchased your shares, the redemption price will be the next net asset value less the applicable deferred sales charge.

Shareholders have three options for receiving redemption proceeds regardless of whether the redemption was made in writing or via telephone. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Things you should know about redeeming your shares:

      Checks will be remitted to the address of record only.

      If you request a wire, another $15 will be charged as a wire fee.

      You bear the risk of a loss that may result from unauthorized or fraudulent transactions that the Transfer Agent believes to be genuine.

      All owners of the account must sign
      redemption documents.

      The Fund may require additional documents in the case of shareholder death, corporate accounts, agent or fiduciary.

      Payment of redemption proceeds will be no later than the 7th day after receipt of signature guarantees and other necessary documents.

      The Fund may suspend the right of redemption in extraordinary circumstances in accordance with the rules set by the Securities and Exchange Commission.

      If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.
      This may take up to 15 calendar days from the purchase date.

      A redemption may result in recognition of a gain or loss to the shareholder for Federal
      Income Tax purposes.




Written request for redemption

You may redeem your shares directly through the Fund via written request. For any amount over $25,000 you will need a signature guarantee as discussed below.

Telephone redemptions

You may redeem shares over the telephone only if you requested telephone redemption privileges on your account application. If you did not request this, you may do so in writing to the Transfer
Agent with an accompanying signature guarantee.

Things you should know about telephone redemptions:

      You cannot redeem over the telephone if
      you paid by check and the payment has been on the books for less than 15 days.

      If the Transfer Agent is handling a large volume of calls you may have to send a redemption request via overnight mail.

      The Transfer Agent may ask certain questions that are designed to help confirm your identity as the shareholder of record.

Situations involving redemptions

For Class A, if you redeem shares and then within 60 days change your mind, you may reinvest the redemption amount at the current price, without paying the sales charge. In order to take advantage of this option, please submit your check, in an amount no greater than the redemption amount, with a letter indicating that you wish to reinvest the amount using this privilege.
This one-time exemption is not used up if your intent is to reinvest the redemption amount in an IRA or Pension. If you realized any taxable gains on your redemption, this privilege will not alter your responsibility to the IRS. If you realized a loss, depending on the timing and amounts of the reinvestment, you may not be allowed to take the loss for tax purposes. Please consult your personal tax advisor before making these decisions.

Signature Guarantees

To protect you and the Fund from fraud, a signature guarantee of each owner is required to redeem shares in the following situations:

If ownership is changed on your account
When redemption proceeds are sent to a different address than that registered on the account
If the proceeds are to be made payable to someone other than the account's owner(s)
Any redemption transmitted by federal wire transfer to a bank other than the bank of record
If a change of address request has been received by the Transfer Agent within the last 15 days
For all redemptions of $25,000 or more from any shareholder account

When adding or changing bank instructions on an account the Fund may waive any of the above requirements in certain instances.

Where To Get a Signature Guarantee

      Participants in good standing of the
      Securities Transfer Agents Medallion
      Program ("STAMP")

      Commercial banks which are members of
      the Federal Deposit Insurance
      Corporation ("F.D.I.C.")

      Trust companies

      Firms that are members of a domestic
      stock exchange

      Eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities
      Exchange Act of 1934 that are authorized by charter to provide signature guarantees

      Foreign branches of any of the above

The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.


Market Timing Policy

In certain circumstances, frequent purchases and redemptions of Fund shares may present certain risks for other shareholders of the Fund, including, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. To discourage frequent purchases and redemptions of Fund shares by Fund shareholders, the Fund's Directors have adopted certain policies.

The Fund has the right to reject, limit, delay, or impose other conditions on exchanges or purchases or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares.

The Advisor and Transfer Agent share the responsibility of applying the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares. Those policies and procedures require that trading activity by Fund shareholders be monitored for excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. If an account holder makes a large purchase, followed shortly thereafter by a large redemption, an employee of the Fund will contact that person or representative to discover the circumstances of the trades. If that employee determines that the account holder was using the Fund in an attempt to "time" the market, he or she will instruct the Transfer Agent (or the institution, in the case of an omnibus account) to close the account to new purchases. The account will remain closed permanently, unless the account holder can assure the Advisor that this type of trading will nor recur. Such a trade would be permissible if the shareholder had a sudden need to liquidate assets in order to use them for non-investment purposes.

These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for frequent purchases and redemptions of Fund shares, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all such activities.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.


Multiple Class Information

The Fund offers two classes of shares: A Class and C Class.

The A class has different fees and expenses from the C Class. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

Except as described below, both classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are
(a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different exchange privileges.

Contingent Deferred Sales Charge

If you sell C Class shares within one year of purchasing them, you will pay a Contingent Deferred Sales Charge (CDSC) of 1.00%.

The CDSC is calculated from your date of purchase, and will not be charged on shares acquired through reinvestment of dividends or distributions, or increases in the net asset value of shares. We will redeem shares not subject to the CDSC first, and other shares will be redeemed in the order they were purchased.

WHO RUNS THE FUND?

Mark A. Coffelt, CFA
Chairman of the Board of Directors
Chief Investment Officer of the Advisor

Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. He received his B.A. in economics from Occidental College and his MBA from the Wharton
School at the University of Pennsylvania. He founded
First Austin and has been a portfolio manager since the Fund's inception in 1995.

Eric D. Barden, CFA

Co-Portfolio Manager

Mr. Barden received a BA in Government and Economics from the University of Texas. He is a Chartered
Financial Analyst of the Association of Investment
Management and Research. He joined First Austin in 1995 as an Investment Advisor and has been a portfolio manager since 1996.

The SAI provides additional information about each Portfolio
Manager's compensation, other accounts overseen by each Portfolio Manager and his ownership of securities in the Fund.

Investment Advisor

First Austin Capital Management, Inc., is the advisor to the Fund, and a registered investment advisor with the Securities and Exchange
Commission.  The address for First Austin Capital
Management, Inc. is:

6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX 78730

Mark Coffelt is the President and Chief Investment
Officer of First Austin, and Chairman of the Board of Directors and President of the Fund.
He founded the advisor in 1987. First
Austin manages discretionary accounts other than the Fund, including individual and institutional accounts.
The Advisor provides day-to-day investment management services to the Fund, and also is responsible for Fund administration.

Advisory Agreement

Under the advisory agreement, the Advisor furnishes investment advice to the Fund and continuously reviews and recommends to the Fund when and to what extent securities should be purchased or disposed of. The advisory agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days prior written notice to the Advisor.
Ultimate decisions regarding investment policy are made not by the Advisor but by the Fund's Officers and Directors.

For its services during the fiscal year ended September 30, 2005, the Fund paid the Advisor 1% of its average daily net assets.



Transfer Agent and Accounting Services

The Fund has contracted with U.S. Bancorp Fund
Services, LLC for Transfer Agent and accounting services. You should call the transfer agent with questions about setting up or maintaining your account.

All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

Distributor

The Fund's Underwriter and Distributor is Rafferty
Capital Markets, Inc., an NASD registered broker-dealer.

Revenue Sharing

The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser may pay additional compensation for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser. The amount of these payments, as determined from time to time by the Adviser, may be different for different Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, may provide the Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

HOW DO FUND DISTRIBUTIONS AND TAXES WORK?

The Fund will pay out almost all of the investment income and realized capital gains that it accumulates through its investments. The portion of the distribution attributed to long-term gains in the Fund's investments will be passed through and become your tax responsibility as a shareholder as long-term capital gains regardless of the amount of time you have owned the Fund.

All short-term capital gains and income realized by the Fund will also be passed through and become your tax responsibility as a shareholder. These gains will be taxed at your ordinary income tax rate. Income distributions are generally taxable either as ordinary income or qualified dividend income.
Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals or 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2008.
Distributions will be paid at least annually and if necessary may be authorized more often by the Board of Directors.

You should realize that purchasing shares shortly before distribution payout may adversely affect you by reducing the net asset value by the amount of the distribution and leaving you with a tax liability. You should also note that your investment may be subject to federal income tax when sold or when a distribution is made in cash or reinvested in additional shares.

The distributions that the Fund makes will be automatically reinvested with no sales charge, unless you specify on your application forms that you wish to be paid the distribution in cash.

The Fund is required to withhold 28% of reportable payments to shareholders who have not complied with IRS regulations. To avoid this withholding, you must provide the following information on or with your application:

      Certification on a W-9 tax form

      Social Security Number

      Attestation that you are not subject to
      back-up withholding




Outstanding Distribution Checks

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's current net asset value and to reinvest all subsequent distributions.

DOES THE FUND OFFER RETIREMENT ACCOUNTS?

IRA's

The company offers the following types of IRA's

      Traditional IRAs
      Roth IRAs
      Roth Conversion IRAs
      Education IRAs
      SEP IRAs
      Rollover IRAs


The minimum for Retirement Accounts is $2,000, and each account may be subject to a trustee annual charge of $15.00 for Traditional and Roth
IRAs, as well as Coverdell Education Savings Accounts.

You should discuss each plan listed above with your personal tax advisor, and you should read the company's Retirement Booklet including important disclosures before opening an account. The
Retirement Booklet is available at no charge by calling the Fund at 888-839-7424.

WHAT ELSE MUST I KNOW BEFORE INVESTING?


Reports

The Fund will send annual reports to shareholders containing certified financial statements and semi-annual reports containing unaudited financial statements.

Account Statements:      Provided Quarterly

Financial Reports:       Provided at least semi-annually

Confirmation Reports:    Provided after each transaction
                         that affects the account balance
                         or registration of shareholder
                         except for the reinvestment of
                         dividends and capital gains.

To reduce expenses, one copy of each report will be mailed to each Tax ID even though you may have more than one account with the Fund.

Net Asset Value (Pricing)

The NAV will be determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open. The New York Stock Exchange is closed on national holidays, so the NAV will not be calculated on those days. The New York Stock
Exchange is not open on New Year's Day, Martin
Luther King Jr. Day, President's Day, Good Friday,
Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day.

The NAV for each class of shares of the Fund is calculated by adding the total value of a Fund's investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:


          Value of Fund Assets - Liabilities
NAV =     ---------------------------------------
          Number of Outstanding Shares

The NAV for Class A will differ from Class C due to the difference in their expenses.

Fund securities are valued at the latest available market price. If market quotations are not readily available for some securities held by the Fund, the officers will value securities at fair market value in accordance with methods approved by the Board of Directors.

Since the Fund invests primarily in frequently traded exchange listed securities and calculates its NAV as of the time the exchange typically closes, there should be very limited circumstances in which it will use fair value pricing (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation).

In the event that a price is not available for a security for which trading has been halted, the Board has directed that the managers use the last market trade as a base, then combine it with the news available on the stock and any observations the managers have made of other securities that have suspended trading under similar circumstances, in order to determine a fair price. Such determinations by the manager, as well as the considerations that factored into them, shall be reported to the board at its next meeting.

The effect of using fair value pricing is that the Fund's net asset value may be subject to the judgment of the Directors' designees instead of being determined by market prices.

Auditors

Tait, Weller & Baker, Certified Public Accountants of Philadelphia, PA have been selected as the independent registered public accounting firm of the Fund. Tait, Weller & Baker audit the financial statements of many mutual funds in the country.
The firm has no direct or indirect interest in the Fund or its Advisor.

Privacy Policy
We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms;
and (ii) information about your transactions with us.

Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers' places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public information about you to the entities described above.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller, &
Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual report, and incorporated by reference in the Fund's Statement of Additional Information, both of which are available upon request.


                                     Year ended September   30,
PER SHARE                  2005      2004      2003      2002      2001
OPERATING
PERFORMANCE

NAV,
BEGINNING OF YEAR          $26.30    $19.93    $14.70    $15.15    $14.05


Net Investment Loss         (.03)     (.11)     (.20)    (.17)     (.06)
Net Realized and Unrealized
Gains/(Losses)              6.64      6.48       5.43     (.28)     1.16
TOTAL FROM INVESTMENT
OPERATIONS                  6.61      6.37       5.23     (.45)     1.10
LESS DISTRIBUTIONS
Net Capital Gains            -         -        -         -           -

NAV, END OF YEAR           $32.91    $26.30     $19.93    $14.70    $15.15
TOTAL RETURN
FOR FISCAL YEAR             25.1%     32.0%      35.6%     (3.0)%     7.8%

RATIOS
/SUPPLEMENTAL DATA
Net Assets
End of Year ($000)       $77,603    $40,370     $26,029    $20,409   $26,995

RATIOS TO
AVERAGE NET ASSETS
Expenses                   1.68%      1.78%       1.93%      1.81%     1.84%
Net Investment Loss       (0.13)%    (0.45)%     (1.28)%    (0.90)%   (0.46)%
Portfolio Turnover Rate    122.0%     171.9%      260.2%      347.5%    451.6%
Average Debt Per Share      $.00      $.07       $.23         -        $.01
Average Debt Outstanding
($000)                      $.27       $99        $291       $3        $18
Average Shares Outstanding
(000)                      1,876       1,499       1,278      1,545     1,561



Total return figures include reinvestment of all dividends and distributions and DO NOT reflect the maximum front-end sales charge.
Operations commenced 11/6/95 for the Value & Growth Portfolio. The ratios for the period from commencement through 9/30/96 have been annualized and are for the period shown, except for total return.

All information presented above relates to Class A shares, as the Class C shares were not yet being offered as of the date of the last annual audit.

HOW DO I REACH THE FUND?

Advisor
First Austin Capital Management, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX 78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
888-839-7424
Call for questions on your account

Distributor
Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605

Mailing Address
Texas Capital Value Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Counsel
Law Offices of Stephanie Djinis
1749 Old Meadow Rd., Ste. 310
McLean, VA  22102

Additional information about the Fund is contained in the Statement of Additional Information (the "SAI).
The SAI is incorporated by reference into this Prospectus

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room is available by calling
1-202-942-8090. Reports and other information about the Fund company are available on the EDGAR database on the SEC's internet site at http://www.sec.gov, and copies of this information may be obtained upon payment of a duplicating fee, by electronic request to: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

More information about the Fund and its investments is available in the SAI and in the Fund's annual and semi-annual reports to shareholders. They are available at no cost to you by calling 888-839-7424 or by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC. The Fund also makes available its SAI and annual and semi-annual reports free of charge on its website, www.texascapitalfund.com.

The reports to shareholders contain management discussions of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You should also obtain and read the Fund's Retirement Booklet that has important disclosures and information relating to IRAs and other Retirement Accounts. To request other information about the Fund or to make shareholder inquiries, call 888-839-7424.

Inv Act  # 811-9088





Texas Capital Value Funds, Inc.


Value & Growth Portfolio - A Class CUSIP #882241102 Ticker: TCVGX Value & Growth Portfolio - C Class CUSIP #882241508 Ticker: TCCGX

PART B
Texas Capital Value Funds
Statement of Additional Information


Value & Growth Portfolio



This document is not a prospectus. You should read this document in conjunction with the Fund's prospectus dated January 31, 2006, and the latest shareholder report, which contains important financial information that is incorporated by reference in this Statement of Additional
Information by reference. You may obtain these at no charge by calling 888-839-7424.

January 31, 2006

                                    SAI

FUND HISTORY                         3
VOTING                               3
INVESTMENT OBJECTIVE AND POLICIES    4
FUND TURNOVER                        8
DIRECTORS AND OFFICERS               8
PRINCIPAL HOLDERS OF SECURITES      10
INVESTMENT ADVISOR                  11
SERVICE PROVIDERS                   13
DISTRIBUTION OF THE FUND            13
BROKERAGE                           14
PURCHASE AND REDEMPTION OF SHARES   16
NET ASSET VALUE                     18
TAX DEFERRED RETIREMENT PLANS       19
TAX STATUS                          19
PERFORMANCE INFORMATION             22
APPENDIX A                          25
APPENDIX B                          27

No one has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus. You should not rely on any other information given or any representation made because it may not have been authorized by the Fund or its affiliates. This
SAI and/or the Prospectus are not offers to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer to sell or solicitation of an offer to buy may not lawfully be made.

Phone Numbers

General Marketing             888-839-4769
Shareholder Information       888-839-7424

This Statement of Additional information constitutes Part B of the Investment Company's registration statement filed with the Securities and Exchange Commission. The Investment Company's advisor and administrator, First Austin Capital
Management, Inc. will be referred to as "us" or "we" in this document. Likewise, any shareholder or prospective shareholder will be referred to as "you". Throughout this document, the phrase
Statement of Additional Information will be shortened to "SAI".

The Value & Growth Portfolio is a non-diversified, open-end investment series of Texas Capital Value
Funds, Inc. and is commonly known as a mutual fund and will be referred to as "Fund" in this SAI.
Texas Capital Value Funds, Inc. will be referred to as "Investment Company" or "Company" in this SAI.

Fund History

The Investment Company is structured so that:

      It is a non-diversified, open-end management investment company organized as a Maryland corporation on June 26, 1995.

      The Company's Articles of Incorporation
      authorize the Board of Directors to issue shares of common stock, par value $.0001 per share.

 The Board of Directors can classify or allocate shares to the Fund or each separate series at its discretion.

 Currently, 100 million shares have been authorized and twenty-five million shares of the Company's authorized common stock have been initially allocated to the A Class, and twenty-five million shares to the C Class. The Fund currently has a fiscal year ending September 30th.

 Each share of the Fund has equal voting, dividend, distribution and liquidation rights, except that shares of each class have exclusive voting rights with respect to the Rule 12b-1 plan applicable to that class.

 There will not normally be meetings of the shareholders for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders.

 Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.

 When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

VOTING

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in aggregate and not by class or series except as otherwise required by the Investment Company Act of 1940 or Maryland General
Corporation Law, or in the case of a vote regarding the 12b-1 plans of the individudal classes.

Notwithstanding any provision of the Maryland
General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Fund outstanding will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder.
In addition, the Articles of Incorporation provide that, to the extent consistent with the General
Corporation Law of Maryland and other applicable law, the Bylaws of the Investment Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Fund outstanding.

INVESTMENT OBJECTIVE AND POLICIES

The following information is in addition to the information detailed in the prospectus under the heading "What is the Fund's Investment Strategy?"

The fundamental investment policies detailed below may not be changed for the Fund without the approval of a majority of the Fund's outstanding voting securities. As used in this SAI, a majority of the Fund's outstanding voting securities means the lesser of:

more than 50% of its outstanding voting securities;
or 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

The Fund has adopted the following fundamental investment policies. These policies may not be changed without shareholder approval:

     The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry. This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities.

     The Fund may not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments; (b) enter into repurchase agreements;
     and (c) lend its securities.

     The Fund may not purchase or sell real
     estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate
     Investment Trusts (R.E.I.T's).

     The Fund may not issue senior securities (as defined in the 40 Act) except as permitted by rule, regulation or order of the SEC.

     The Fund may not borrow money in an amount exceeding the statutory limit (currently, 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings)), provided that for purposes of this limitation investment strategies or transactions that obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. The Fund will maintain asset coverage as required under the 1940 Act for all borrowings (currently 300% except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets).


     The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

     The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; b) foreign currencies; and (c) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Fund has adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval.

     The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
     (c) make short sales "against the box" (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC's positions regarding the asset segregation requirements of Section 18 of the 40 Act.

     Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Advisor, or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission ("CFTC").

     The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

The Fund's investment objective, as well as those policies which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objective.
However, the Fund will not change its investment objective or non-fundamental investment policies without written notice to shareholders.

Further Information on the Nature of the Investments held by the Fund:

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. "High grade" securities are those rated within the three highest ratings categories of Standard & Poor's
Corporation, Moody's Investors Service, Inc.,
Fitch IBCA, Inc., or Duff & Phelps, Inc. or that are determined by the Advisor to be of equivalent quality. For a more complete description of debt ratings, see APPENDIX A. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.
When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income
(or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts (REITs)

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects.
REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million;
banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

General Characteristics of Securities Lending

In compliance with Securities and Exchange Commission guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody's, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund's performance.

When the Fund makes loans to another party it runs the risk that the other party will default on its obligations and that the value of the collateral will decline before the Fund can dispose of it.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment in Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation);
the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2)
CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts
(EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by the Fund's management.



OPTIONS, FUTURES AND FORWARDS

The Fund may purchase and sell forward contracts, put and call options, and futures contracts. Each of these instruments is a derivative instrument, as its value derives from the underlying asset or index.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's investment objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. See Combined
Positions below.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the Fund's use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's opportunities to realize gains as well as limiting the Fund's exposure to losses.
The Fund could also experience losses if the Fund's options and futures positions were poorly correlated with the Fund's other investments, or if the Fund could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's portfolio turnover rate.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


Options

Purchasing Put and Call Options.

By purchasing a put option, the Fund obtains the right
(but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium).
Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts.
The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European-style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options.

When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.
If security prices fall, the put writer would expect to suffer a loss. This loss should be less then the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline.
At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Covering Options on Securities -- A call option on a
security written by the Fund is "covered" if the Fund
owns the underlying securities, has an absolute and
immediate right to acquire those securities upon
conversion or exchange of other securities it holds,
or holds a call option on the underlying securities
with an exercise price equal to or less than that of
the call option it has written.  In addition, the Fund
may cover its position by segregating cash or liquid
instruments equal in value to the exercise price of
the call option written by the Fund.   When the Fund
writes a put option, the Fund can segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option.
Alternatively, the Fund could hold a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


Liquidity -- Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

Options on Securities Indexes.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities.
In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock
Exchange Over-the-Counter Index.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.
The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund's investment objective.
Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options
Exchange (the "CBOE"), the AMEX, and other exchanges
("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the Fund's 15% limitation on investment in illiquid securities.

Risks -- Index options are subject to substantial risks.
The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform.
Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.
This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the Fund's custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into.
When the Fund purchases an OTC option, the Fund will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange Traded and OTC Options.

All options that the Fund purchases or sells will be
traded on a securities exchange or will be purchased or
sold by securities dealers (OTC options) that meet the
Fund's creditworthiness standards.   While exchange-traded
options are obligations of the underlying exchange's clearing house, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Warrants.

The Fund may also invest in exchange-traded and over-the-counter warrants. Warrants are economically the same as options, except they usually have longer exercise periods. Exchange-traded warrants on a single issuer's common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse. Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities. Like options, warrants may be more volatile instruments than the underlying securities.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or before the expiration date.

Futures Contracts and Options on Futures Contracts

The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.
By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 40 Act and the SEC's interpretations thereunder.

The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Covering Futures Contracts -- When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's shares. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Risks -- Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.

Other risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.
The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Stock Index Futures.

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. At the time the Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge. The price of a stock index futures contract may move more than or less than the price of the securities being hedged. If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund will be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract. If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

Asset Coverage for Futures Contracts and Options Positions

Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by open-end investment companies, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of our assets could impede portfolio management or the Fund's ability to meet its current obligations (e.g., meeting redemption requests).


Forwards

A forward is a cash market transaction in which a seller agrees to deliver a specific commodity, security, foreign currency or other financial instrument to a buyer at some point in the future for a set price. Forwards also can be structured for cash settlement rather than physical delivery.

Unlike futures contracts (which occur through a clearing firm), forward contracts are privately negotiated and are not standardized. Further, the two parties must bear each other's credit risk, which is not the case with a futures contract. Also, since the contracts are not exchange traded, there is no marking to market requirement, which allows a buyer to avoid almost all capital outflow initially (though some counterparties might set collateral requirements). Given the lack of standardization in these contracts, there is very little scope for a secondary market in forwards.

SHORT SALES

The Fund may use short sales in an attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund also may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Risks -- Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it could lose on the transaction, and the more the price of Fund shares will be affected.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The larger the Fund's short position, the greater the potential for gain and loss. A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

As the amount of the Fund's net assets that must and will be segregated or earmarked by the Fund custodian increases, the Fund's flexibility in managing its portfolio decreases. The Board of Directors will monitor the Fund's short sales to assure compliance with these limitations, that when and as required, Fund net assets are being segregated and earmarked, that the Fund is in a position to meet its current obligations and to honor requests for redemption, and overall, that the Fund's portfolio is managed in a manner consistent with its stated investment objective.

SWAPS AND RELATED PRODUCTS

The Fund may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as "swap transactions"). Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years.
In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index, in a particular foreign currency or commodity, or at a particular interest rate.

The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates.
The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment policy concerning senior securities.

Notional Amounts -- The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange. For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event that the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by us, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

Counterparties -- The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Strategy -- The Fund may enter into swap transactions in
an attempt to obtain or preserve a particular return at
a lower cost than obtaining that return or spread through
purchases and/or sales of instruments in cash markets, to
protect against currency fluctuations, to protect against
any increase in the price of securities we anticipate
purchasing at a later date, or to gain exposure to
certain markets in the most economical way possible.
The Fund may enter into swap agreements to invest in a
market without owning or taking physical   custody of
securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.


Segregated Accounts -- The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accrued obligations to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sell a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of its accrued obligations under the agreement.

Risks -- As mentioned above, swap agreements typically
are settled on a net basis, which means that the two
payment streams are netted out, with the Fund receiving
or paying, as the case may be, only the net amount of the
two payments.  Payments may be made at the conclusion of
a swap agreement or periodically during its term. Swap
agreements do not involve the delivery of securities or
other underlying   assets. Accordingly, the risk of
loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 40 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit.
Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the potential loss is limited to the amount of the fee that the Fund has paid.
When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the Fund's investment performance will be less favorable than if these techniques had not been used.
These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when the Fund wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults, however, the Fund may have contractual remedies to the agreements related to the transaction.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitation. Further, swap transactions in which the Fund enters, which generally involve equity securities and having customized terms, are not expected to be particularly liquid. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, certain aspects of the swap market have become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The Advisor will consider liquidity in establishing the size and term of swap transactions. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

INDEXED SECURITIES

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.


FUND TURNOVER

While it is difficult to predict, we expect that the annual Fund turnover rate of the Value & Growth portfolio may exceed 250%. The Fund turnover has been and will likely continue to be higher than average for most mutual funds. Turnover is a function of the Fund's strategy, changing market conditions, the Fund's short-term success, which has tended to attract market timers, the volatility of stocks, and the tax gains or losses of the Fund.
A higher Fund turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the two most recently completed fiscal years, the turnover rates for the Fund were as follows:

Value & Growth Fund
9/30/04-9/30/05    122.0%
9/30/03-9/30/04    172.0%



Higher turnover can be a reflection of
high returns, which attract market timers, the Fund's tax loss carry-forward, which makes the Fund unlikely to have distributions for the year, and the unsettled conditions within the market.

PROXY VOTING

It is the policy of the Texas Capital Value & Growth
Portfolio (the "Fund") to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders. Thus, the Fund generally votes in line with management's recommendations, as the Fund believes that management of such portfolio companies has its shareholders' best interests in mind. However, in cases where there is strong evidence that the portfolio company's proxy proposal is not in the interest of the Fund or its shareholders, the Fund will vote against management's recommendations.

As the investment adviser of the Fund, First Austin Capital
Management, Inc. is responsible for voting proxies of Fund portfolio companies according to these Policies and Procedures.

The Fund will follow the above policy with respect to all proxy matters received on behalf of the Fund, including, but not limited to, the following particular matters:

   Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions; and
   Social and corporate responsibility issues.

In following the above policy, the Fund will closely examine portfolio company proxy materials with respect to certain matters, as the Fund believes such matters may benefit management at the short-term cost to shareholders, and thus, may provide strong evidence that the proxy proposal is not in the interest of the Fund or its shareholders. Such matters include, but are not limited to, the following matters:

     Changes to capital structure, including increases and decreases of capital and preferred stock issuance; and Stock option plans and other management compensation issues.

In the event that a conflict arises between the interests of Fund shareholders and those of the Advisor, the Fund's distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in accordance with the following procedures.

As soon as reasonably practicable after becoming aware that such a conflict of interest exists, The Advisor shall contact an Independent Director of the Fund. The Advisor shall disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director's consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Advisor shall vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Fund, the Fund's portfolio manager reviews all issues up for vote, votes such proxies in accordance with the above Proxy Voting Policy, and submits them to the issuer in a timely manner.

The Fund will maintain the following information with respect to each proxy relating to a Fund portfolio security:

   The name of the issuer of the portfolio security;
   The exchange ticker symbol of the portfolio security;
   The CUSIP number for the portfolio security;
   The shareholder meeting date;
   A brief identification of the matter voted on;
   Whether the matter was proposed by the issuer or by a security holder;
   Whether the Fund cast its vote on the matter;
   How the Fund cast its vote (e.g., for or against the proposal, or abstain); and
   Whether the Fund cast its vote for or against management.

Within three business days of receipt of a request for such information, the Fund will send its proxy voting record to shareholders.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 800-880-0324. It is also available on the EDGAR database on the SEC's internet site at http://www.sec.gov



DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Advisor (the "Potential Recipients") unless such disclosure is consistent with the Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

The Advisor and the Fund have determined that the only categories of Potential Recipients that meet the Best
Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to the Advisor or the Fund with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients").
As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Fund's Portfolio
Managers or the Chief Compliance Officer may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met, and only with the written concurrence of the Advisor's Chief Compliance Officer. No holdings will be released before a five-day lag time has passed.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of the Advisor or the Fund by completing a holdings disclosure form. The completed form must be submitted to one of the Fund's Portfolio Managers for review and approval. Whether or not the Proposed Recipient is an affiliated person of the Fund or the Advisor, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or the Advisor. If the Advisor determines that a conflict of interest exists, the portfolio holdings will not be released. Following this approval, the form is submitted to the Chief Compliance Officer of the Advisor for review, approval and processing.

Neither The Fund or the Advisor, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved
Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Directors reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary. Additionally, the Chief Compliance Officer will require each Allowable Recipient to provide periodical assurances that the information provided is used only according to these procedures.

Portfolio Holdings Approved Recipients

The Fund currently has only one ongoing arrangement with an Approved Recipient to disclose portfolio holdings information prior to their being made public - U.S. Bancorp Mutual Fund Services ("U.S. Bancorp"). The Fund has selected U.S. Bancorp as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs U.S. Bancorp as the custodian of its assets, U.S. Bancorp creates and maintains all records relating to its activities and obligations as custodian and supplies the Fund with a tabulation of the securities it owns and that are held by U.S. Bancorp. Pursuant to such contract, U.S. Bancorp agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by U.S. Bancorp for any purpose not directly related to the business of the Fund, except with the Fund's written consent. U.S. Bancorp receives reasonable compensation for its services and expenses as custodian.

While U.S. Bancorp is the only Approved Recipient allowed to disclose portfolio holdings, it is permitted under this agreement to provide quarterly holdings to certain rating and ranking organizations. Between the 5th and 10th business day of the month following a calendar quarter, U.S. Bancorp delivers quarterly portfolio holdings to various rating and ranking organizations. Currently, it supplies portfolio holdings to Lipper, Morningstar, S&P, and Bloomberg, unless otherwise directed by the Fund, but may include other similarly situated ratings and/or ranking organizations as well. The Portfolio Managers or the Chief Compliance Officer will also post the quarterly holdings on a section of the Fund's website that is available only to industry professionals. No access person shall reveal the name of a security that the Fund intends to purchase, unless that security has been previously included in a quarterly portfolio release. U.S. Bancorp was declared an Approved Recipient according to the procedures described above.


DIRECTORS AND OFFICERS


The business and affairs of the Fund are managed under the direction of the Board of Directors, while the Fund's officers conduct and supervise the daily business operations of the Fund.

The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:
First Austin Capital Management, Inc., the
Advisor; Rafferty Capital Markets, the
Distributor; and U.S. Bancorp Fund Services LLC, the Transfer and Dividend Disbursing Agent, and
Custodian.

The Company is not required to and has no intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing individual members of the
Company's Board of Directors or changing fundamental investment policies or for any other matter as required by law.

The Audit Committee of the Board of Directors consists of Mr. Clark and Ms. Claflin, two of the independent directors. The Audit Committee meets twice a year, and met twice during the last fiscal year. The purpose of the committee is to meet with the Fund's independent auditors to review the Fund's financial reporting, external audit matters, review fees charged by the auditors and to evaluate the independence of the auditors. The committee is also responsible for recommending the selection, retention or termination of auditors and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund's financial reporting.

The Directors and Officers of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.




Number of

Portfolios in

Investment

Company
Name, Age, Address, Principal Occupation,
Complex
Business Experience for Past Five Years,             Director
Overseen by
Other Directorships held by Director**               Since
Director
-----------------------------------------------------------------------
Interested Directors

Mark A. Coffelt, C.F.A*, 51                            1995
1

6300 Bridgepoint Pkwy., Bldg. 2, Ste. 105
Austin, TX 78759

Chairman of the Board of Directors and President of the Texas Capital Value Funds, Inc., Chief
Investment Officer of the Texas Capital Value
Funds, Inc.
Principal Occupations During Past Five Years
President of First Austin Capital Management,
Inc. (1988-Present)  President of Texas Capital,
Inc. (2002-Present)


Independent Directors

Janis A. Claflin, 66                                   1995
1

1306 Capital of Texas Highway Ste B-122
Austin, TX 78746

Independent Director

Principal Occupations During Past Five Years
President and owner of Claflin & Associates, which provides individual and family therapy, (1980-Present)Chairperson of the Trustee
Program Committee on the Board of Directors of the Fetzer Institute, a private therapy and Psychology institute (1987-Present).
Licensed Marriage and Family Therapist


Edward K. Clark, Attorney, CPA, 55                     1995
1

2508 Ashley Worth Blvd, Suite 200
Austin, TX 78738

Independent Director

Principal Occupations During Past Five Years
Attorney, CFO and General Counsel for Emergent
Technologies, Inc., a venture capital company
(2002-Present). Member-Kelly, Hart & Hallman
(1997-2002) Certified Public Accountant

John Henry McDonald, CFP, 58                           1995
1

7200 N. MoPac, Suite 315
Austin, TX 78731

Independent Director
Principal Occupations During Past Five Years
President and founder of Austin Asset
Management (1986-Present)
CFP from the College for Financial Planning
Member of the CFP Board of Standards
President of the Austin Society of Institute of Certified Financial Planners.


*Mark A. Coffelt is an "interested person" of the Fund as defined by the 1940 Act, because of his position with the Investment Manager.
** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the of the Securities and Exchange Act or any company registered as an investment company under the 1940 Act.

The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK A. COFFELT, CFA. -- Chief Executive Officer,
President, and Portfolio Manager.
Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. Prior to founding the Fund's advisor, First Austin Capital Management, Inc. in
1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.


ERIC D. BARDEN, CFA - Portfolio Manager. He is 32 years old. Mr. Barden received a BA in Government and Economics from the University of Texas. He is a Chartered Financial Analyst of the Association of Investment Management and Research. He joined
First Austin in 1995 as an Investment Advisor and has been a portfolio manager since 1996.


RYAN M. BARDEN - Secretary, Chief Operations Officer,
Chief Compliance Officer.  He is 30 years old.  Mr.
Barden received a BA in Political Science from the University of Kansas. He joined First Austin in
1997 as a Wholesaler, and has worked as a Registered
Representative at Janus Capital.


     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of December 31, 2005 by each Director of the Fund owning shares on such date.


Name of Director   Dollar Range of Equity      Aggregate Dollar Range of Equity
                   Securities in the Fund      Securities in All Registered
                                               Investment Companies
                                               Overseen by Company Complex
Director in Investment

-----------------------------------------------------------------------
John Henry McDonald           None                            None

Janis Claflin                 None                            None

Ed Clark                 $10,001-$50,000                $10,001-$50,000

Mark Coffelt              over $100,000                  over $100,000


     As of December 31, 2005, no independent director owned beneficially or of record any securities in the Fund's investment adviser or principal underwriter or in any person controlled by, under common control with, or controlling such investment adviser or principal underwriter.




Board of Directors Compensation Table
NAME OF PERSON   AGGREGATE     PENSION   OR  ESTIMATED   TOTAL
& POSITION       COMPENSATION  RETIREMENT    RETIREMENT  COMPENSATION
                 FROM FUND     BENEFITS      BENEFITS    FROM FUND AND
                               ACCRUED AS    UPON        FUND COMPLEX
                               PART OF FUND  RETIREMENT  PAID TO
DIRECTORS
                               EXPENSES

Mark A. Coffelt*    $0           $0             $0           $0
President &
Chief Investment
Officer

Edward D. Clark     $6,000**     $0             $0           $6,000**
Director

John H. McDonald    $6,000**     $0             $0           $6,000**
Director

Janis Claflin       $6,000**     $0             $0           $6,000**
Director

**Such compensation is paid by the Adviser as part of the administrative expense to the Fund.

*Interested director

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2005, officers and directors of the Company owned 2.39% of all outstanding securities of the Fund in the aggregate. To the knowledge of the Fund's management, as of December 31, 2005, the persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Value & Growth Portfolio

Charles Schwab & Co.      37.90%
101 Montgomery St.
San Francisco, CA  94104

INVESTMENT ADVISOR

The Advisor is controlled by Mark A. Coffelt, an affiliated person of the Fund, and his wife, Jane
Coffelt through a partnership which owns 100% of the outstanding shares of the Advisor. Mark A.
Coffelt is the President of the Company, Chief
Investment Officer of the Fund, as well as President and Chief Investment Officer of both the Advisor and Texas Capital, Inc.

Eric Barden is a co-Portfolio Manager and Institutional
Marketing Director of the the Company and an Investment
Advisor for the Advisor.

See Appendix C for additional information about each
Portfolio Manager's compensation, other accounts overseen
by each Portfolio Manager and his ownership of securities
in the Fund. Pursuant to an Advisory Agreement, the Advisor
renders investment advisory services to the Fund,
subject to the supervision and direction of the
Board of Directors of the Fund.  As compensation
for the services rendered to the Fund by the Advisor,
the Fund pays the Advisor an annual fee of one percent
(1%) of the net assets of the Fund.   Such fees are
accrued daily and payable monthly in arrears on the first day of each calendar month.

The Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the prospectus and statement of additional information, fees paid pursuant to the Fund's plan of distribution adopted in accordance with rule 12b-1 under the 1940
Act, payment of dividends, costs of stock certificates, costs of shareholder meetings, fees of the independent directors, necessary office space rental, all expenses relating to the registration or qualification of shares of the Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto; provided, however, that the Advisor may, through a separate agreement with the Fund, agree to assume any of these expenses in consideration of such compensation payable thereunder.

Under the Advisory Agreement, the Advisor directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. The Advisor may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Advisor may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Adviser may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Advisor will seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Advisor from the Fund, it is authorized by the Advisory
Agreement. The Advisor may place brokerage for the Fund through an affiliate of the Advisor, provided that the Fund not deal with such affiliate in any transaction in which such affiliate acts as principal; the commissions, fees or other remuneration received by such affiliate be reasonable and fair compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and such brokerage be undertaken in compliance with applicable law. The
Advisor's fees under the Advisory Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

Under the Advisory Agreement the Advisor is not liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the performance of the agreement, except any liability to the Fund or the Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

	The Advisor also provides administrative services to the Fund pursuant to an Administration Agreement.

As administrator, the Advisor provides the following support services:

     Establishing and maintaining shareholders' accounts and records

     Processing purchase and redemption transactions

     Answering routine client inquiries regarding the Fund

     Preparing registration statements,
     prospectuses, tax returns and proxy
     statements

     Providing daily valuation of the Fund,
     calculating the daily net asset value per share and providing such other services to the Fund as the Company may reasonably request

The Advisor may assign administrative services to other groups and providers without automatic termination of the Agreement. The Fund pays a 12(b)-1 fee to the Distributor, who passes through the entire amount to the broker of record.
The 12(b)-1 fee is 0.25% for the A Class and 1.00% for the C Class. All fees are computed on the average daily closing net asset value of the Fund and are payable quarterly.

As compensation for those services,


     The Advisor receives a fee, equal to the sum of:
     seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive;
     plus

     five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars ($5,000,001.00) and thirty million dollars ($30,000,000), inclusive; plus twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars ($30,000,001) and one hundred million dollars ($100,000,000), inclusive;
     plus

     twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive.

All assets in the Fund for the purposes of the administration fee calculation are to be rounded to the nearest dollar prior to the computation of any fee owed.

The total amount of fees for the last three years are as follows:

Value &
Growth
Advisory Fees
10/1/04-9/30/05                       $563,843
10/1/03-9/30/04                       $369,146
10/1/02-9/30/03                       $207,274


Administrative Fees
10/1/04-9/30/05                       $233,876
10/1/03-9/30/04                       $179,279
10/1/02-9/30/03                       $113,637


The Advisory Agreement will continue for a two year period commencing September 30, 2004 and thereafter will continue on a year to year basis pending approval at least annually by either the Board of Directors or the holders of a majority of the outstanding voting securities ofthe Fund, but in either event, the continuation of the term of an Advisory Agreement must also be approved by a majority of the Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for such purpose.
The Advisory Agreement reads that in the event of an assignment by the Advisor, the advisory agreement will terminate automatically.

In considering approval of the Advisory Agreement, the Board of Directors, including the independent directors, considered a number of factors including:
(i) the nature and quality of investment management services provided by the Advisor, including the experience of the Advisor's key personnel in portfolio management; (ii) the Advisor's costs in providing such services, (iii) the investment performance, expense ratios and management fees for advisory services of the Fund and comparable investment companies; (iv) the nature, costs and character of non-investment management services to be provided by the Advisor under an Administration
Agreement with the Fund; (v) the extent to which the Advisor would realize economies of scale if the asset size of the Fund increased and the extent to which these economies are shared with the Fund's shareholders; (vi) the Advisor's profitability, results and financial condition; (vii) the allocation of the Fund's brokerage, including allocations to Texas Capital, Inc., an affiliate of the Advisor and, the use of "soft" commission dollars to pay for research and brokerage services; (viii) the Advisor's management of relationships with the Fund's other service providers; and (ix) the resources devoted to and the record of compliance with the Fund's investment policies and restrictions.

The materials provided to the Directors included:
(i) information on the investment performance of the Fund; and (ii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Advisory Agreement. Based upon the Directors' review and evaluations of these materials and their consideration of all factors deemed relevant, the Directors, including the independent directors, concluded that the Advisory Agreement is reasonable, fair, and in the best interest of the Fund and the Fund's shareholders.


SERVICE PROVIDERS

The Fund has contracted with U.S. Bancorp Fund
Services, LLC for its transfer agent and custodial services. Under the contracts, U.S. Bancorp will process purchase and redemption requests, generate shareholder statements and confirmations, and keep track of shareholder records. U.S. Bancorp will also handle the daily NAV computation, fund accounting, and custody of the Fund's assets. For transfer agent services that U.S. Bancorp provides, compensation is based on number of shareholder accounts. For custodial services, compensation is based on asset size and transactions according to a sliding schedule.

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Miwaukee, WI  53202-5207

The Fund has contracted with Tait, Weller & Baker, LLP,
Certified Public Accountants, as its independent registered public accounting firm. Tait, Weller &
Baker, LLP will audit the Fund's statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets, and the financial highlights for the periods then ended, for the purpose of expressing an opinion as to whether the financial statements and financial highlights present fairly the financial positions, results of operations and changes in net assets in conformity with accounting principles generally accepted in the United States of America.


Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

DISTRIBUTION OF THE FUND

The following information is in addition to the Investment Company's relationship with the
Distributor outlined in the prospectus. This distribution information applies to both classes of shares.

Rafferty Capital Markets, Inc., 1311 Mamaroneck
Avenue, White Plains, NY 10605, is the Investment
Company's Distributor, and acts as the principal underwriter of the shares of the Fund. The
Distributor agrees to use its best efforts to promote, offer for sale, and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.


The following table reflects the commissions and other compensation received by the Distributor from the Fund during the previous three fiscal years.
         Net Underwriting Discounts
         and Commissions

2005     $27,368
2004     $21,920
2003     $14,384


The Fund has adopted a Distribution Assistance,
Promotion, and Administrative Service Plan pursuant to Rule 12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund.
The amount paid to the Distributor under that plan for the fiscal years ended September 30 2003, 2004, and 2005 were $51,819, $92,286, and $140,961 respectively.
Eric Barden, acting as a registered representative of the Distributor received a portion of the distribution fee as result of his distribution of shares of the Fund.

The plan was adopted because of its anticipated benefits to the Fund. These include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives.

The following table details payments made under the Investment Company's 12b-1 Plan during fiscal 2005:

Advertising                              $0

Printing/Mailing of Prospectuses         $1,000
to other than current shareholders

Broker-dealer compensation               $192,230

Compensation to underwriter              $27,368

Compensation to sales personnel          $5,659

Interest, carrying, or other             $0
finance charges

The numbers above are for the Fund's class A shares only, as the class C shares did not exist as of September 30, 2005.

The plan compensates the Distributor regardless of the expenses it actually incurs. The 12b-1 expenses for the Fund are used to pay fund "supermarket" fees, and provide Distribution assistance to brokers for the sale of Fund Shares and for offsetting Distributor costs. The Distributor may utilize these amounts to reimburse distribution expenses incurred by the Fund's advisor.

BROKERAGE

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Advisor for commission rates that are higher than the lowest available rates (soft dollars). The Advisor will only use brokers that charge rates that are reasonable and commensurate with the services they provide. It will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist it directly in the investment decision making process and the commission rates are reasonable.
Brokerage is the property of the client, and it is the Advisor's responsibility to trade solely for the benefit of the clients of the Advisor and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefit some or all of the Advisor's clients. And conversely, research and execution services provided through trading the Advisor's other accounts may benefit the Fund's shareholders. It is impossible to separately determine the benefits from research services for each advisory account.

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on United
States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration:

     The best net price available;

     The reliability, integrity and financial condition of the broker;

     The size of and difficulty in executing the order;

     The value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the advisor will consider the research and execution services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software. Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Fund. Research and investment information and execution services provided by these and other brokers at no cost to the Advisor is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and, in the opinion of the Advisor, it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the last three fiscal years, the amount of brokerage commissions paid by the Fund was as follows: For the year ended September 30, 2005, the amount was $384,386. For the year ended September
30, 2004, the amount was $492,898, and for the year ended September 30, 2003, the amount was $458,368.


Affiliated Transactions

The Board reviews affiliated transactions quarterly. During fiscal 2005, these commissions represented 68.28% of the aggregate brokerage commissions paid by the Fund and 62.38% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.
For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Fund to Texas Capital, Inc., a broker/dealer owned by the Fund's Advisor, was $1,047,406. The amounts for the fiscal years ended September 30 2003, 2004, and 2005 were $399,178,
$385,764, and $262,464 respectively. Texas Capital, Inc. is currently the Fund's only affiliated broker.

Purchase and Redemption of Shares

The following information is in addition to the details in the prospectus under the heading, "How do I Purchase Shares?", and "How do I Sell Shares?"
and "What Else do I Need to Know Before Investing?"

You may purchase Class A or Class C shares of the Fund through a broker. The Fund's Class A shares are sold with a 5.75% sales charge.

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.



Nonpayment

If any order to purchase shares is cancelled due to nonpayment or if the Investment Company does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Investment Company. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the Texas Capital Value Funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent.
The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death, and a signature guarantee will be required to transfer shares or change ownershio of an account. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Transfers Directly with the Distributor

When transferring directly to the Distributor into the Fund from another mutual fund (excluding funds that value their shares according to Rule 2a-7 of the Investment Company
Act of 1940), the broker has the discretion to waive the sales charge and transfer the assets on behalf of his client at Net Asset Value.

Additional Information on Redeeming Shares

The right of redemption may be suspended by the Fund, or the date of payment postponed by the Fund, beyond the normal seven-day period, under the following conditions authorized by the 1940
Act:

     For any period during which the New York Stock
     Exchange is closed, other than customary weekend or holiday closings, or during which trading on the New York Stock Exchange is restricted;

     For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; and

     For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000
(or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Autovest Plan

The Fund offers the Autovest Plan.  The Autovest
Plan is an automatic investment plan detailed in the Fund's prospectus under the heading
"How do I Purchase Shares?" that allows shareholders automatic periodic investment in the Fund.
Engaging in this type of investment plan allows you to dollar cost average your purchases. Details on the benefits of dollar cost averaging are in APPENDIX B.

MULTIPLE CLASS STRUCTURE


The corporation's Board of Directors has adopted a multiple class plan (the Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the Fund may issue two classes of shares: A Class and C Class. The Fund offers A Class and C Class shares.

Both classes are made available to investors directly with a load or commission or through financial intermediaries. The total management fee is the same as for A Class, but the C Class shares also are subject to a higher fee pursuant to its Rule 12b-1 distribution plan (the C Class Plan) described below. The C Class Plan has been adopted by the Fund's Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors have approved and entered into a 12b-1 Plan for Class A shares and a 12b-1 plan for Class C shares, described below.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the fund [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plans would benefit the Fund and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class.
The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the Plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers (NASD).

The Fund's Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the Fund's shares and/or the use of the Fund's shares in various investment products or in connection with various financial services.

Pursuant to the Plans, the A Class pays the Distributor, as paying agent for the Fund, a fee equal to .25% annually of the average daily net asset value of the A Class shares of the Fund. The C Class pays the Distributor, as paying agent for the Fund, a fee equal to 1.00% annually of the average daily net asset value of the C Class shares of the Fund. Because this is a new class, no fees were paid under the C Class Plan for the most recent fiscal year.

The Fund's Distributor expects to pay sales commissions to the financial intermediaries who sell C Class shares of the Fund at the time of such sales. Payments will equal 1.00% of the purchase price of the C Class shares of the Fund sold by the intermediary. The Distributor will make the distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis.

NET ASSET VALUE

"Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Investment Company not belonging to a particular series. Positions held in the Fund will be valued daily at the last quoted sale price as of the close of the New York Stock Exchange at 4:00 PM EST.
The Fund will be charged with the direct liabilities of the Fund and with a share of the Investment Company's general liabilities.
Subject to the provisions of the Articles of Incorporation and the Bylaws of the Investment
Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular fund are conclusive. Currently, the company has only one series.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The NAV for each class of shares of the Fund is calculated by adding the total value of a Fund's investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:


          Value of Fund Assets - Liabilities
NAV =     ---------------------------------------
          Number of Outstanding Shares

The NAV for Class A will differ from Class C due to the difference in their expenses.

Code of Ethics

The Company and the Advisor have adopted a Code of Ethics. The Code of Ethics is intended to establish standards and procedures to detect and prevent activities by certain persons ("covered persons") that could raise conflict of interest concerns.
The Code of Ethics addresses, among other things, prohibited securities transactions, including trading based on material non-public information and reporting requirements for covered persons.
In addition, it sets forth the powers and duties of the code's administrator.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Fund offers various forms of IRAs. The minimum initial investment in each of these plans is $2,000, or a yearly $2,000 minimum is required with a minimum
$100 monthly electronic investment. You may make subsequent investments of $100 or more per account at any time.

Retirement plan applications for the IRA programs should be sent directly to:
U.S. Bancorp Fund Services, LLC ,  P.O. Box 701,
Milwaukee, WI 53201-0701. U.S. Bancorp serves as
Custodian for these tax-deferred retirement plans under the programs made available by the Investment
Company. Applications for these retirement plans received by the Fund will be forwarded to the Custodian for acceptance.

An administrative fee of $15 is deducted from the money sent to you after closing an account. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax advisor before establishing the plan.

TAX STATUS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code").
Accordingly, the Fund generally must:

     Derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived from its business of investing in such stock, securities or currencies; and diversify its holdings so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and;

     not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income. Investment income received by the Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source. The Advisor does not anticipate that the Fund will "pass through" these taxes to shareholders, but instead, it will deduct them.

If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain
(the excess of net long-term capital gain over net short-term capital loss), as dividends -- taxable as ordinary income or, if they are "qualified dividend income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("QDI"), at the rate for net capital gain, which is a maximum of 15% for individual shareholders -- to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,

     at least 98% of its capital gains in excess of its capital losses(adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and all ordinary income and capital gains for previous years that were not distributed during such years.

To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and paid by the Fund during January of the following year.
Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Currency Fluctuations-"Section 988" Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares, potentially increasing capital gains.

Distributions of investment company taxable income are taxable to a U.S. shareholder, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S.
corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.
Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Upon a redemption, sale or exchange of a shareholder's shares of the Fund, such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

PERFORMANCE INFORMATION

Performance Presentation

From time to time, the Fund may advertise its average annual total return over various periods of time. This total return figure shows the average percentage change in the value of your investment in the Fund from the beginning date to the ending date of the measurement period. The figure reflects changes in the price of your shares including the payment of the maximum sales load
(except where noted) and assumes that any income dividends and/or capital gains distributions made by the Fund during the period are reinvested.
When applicable, figures will be given for recent one, five, and ten year periods, and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering average total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund also may use "aggregate" total return figures for various periods representing the cumulative change in value of your investment in the Fund for the specific period. Aggregate total returns may be shown by schedules, charts, or graphs, and may be broken down to indicate subtotals of the components of total return (the change in value of initial investment, income dividends, and capital gains distributions).

As a new class, audited performance information for the C Class is not available as of the date of this Statement of Additional Information.


Value & Growth Portfolio Average Annual Total Returns as of September 30, 2005 for the periods indicated.

                                         1 year    5 years    Since
                                                            Inception

Return Before Taxes                      17.96      17.16     13.84

Return After Taxes on                    17.96      17.16     13.43
Distributions

Return After Taxes on
Distributions and Sale of Fund Shares    11.67      15.17     12.18

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

Actual after-tax returns depend on an investor's tax situation and may Differ from those shown, and after-tax returns shown are not relevant
To investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;

The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses.


*Returns assume the reinvestment of all distributions.
Inception was 11-06-95.


From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years, all ending on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula
(average annual total return is then expressed as a percentage):

P(1 + T)^n = ERV

T=    average annual total return
P=    a hypothetical initial investment of $1,000
n=    number of years
ERV= ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Performance, assuming the maximum sales load of 5.75% for the Value & Growth Portfolio is computed as follows:

Value & Growth

$1,000(1+.1189)^9.9 = $3,041.12

Where $1,000 is the initial amount invested, .1316 is the average annual total return since inception, after deducting a front-end sales charge of 5.75%, and 9.9 is the number of years for which the return is calculated. $3,041.12 is the Period Ending
Redeemable Value at the end of the fiscal year.
The Fund went effective on November 6, 1995, and the period for which the return has been calculated ended on September 30, 2005.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

APPENDIX A

LONG-TERM AND SHORT-TERM DEBT RATINGS

A rating issued by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's Advisor believes that the quality of debt securities in which the Fund invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard
& Poor's Corporation, Fitch IBCA, Inc., and Duff
& Phelps, Inc.

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2,
AND 3 IN EACH GENERIC RATING CLASSIFICATION.  THE
MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS
IN THE HIGHER END OF ITS GENERIC RATING CATEGORY,
THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND
THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END
OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA   An obligation rated "AAA" has the highest
rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An  obligation rated "AA" differs from the
highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A     An  obligation  rated "A" is  somewhat more
susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB   An obligation rated "BBB" exhibits adequate
capacity to pay interest and repay principal.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-):  THE RATINGS FROM "AA" TO
"BBB" MAY BE MODIFIED BY THE ADDITION  OF A PLUS
OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN
THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA   Highest credit quality.  "AAA" ratings
denote the lowest expectation of credit risk.
They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality.  "AA" ratings
denote a very low expectation of credit risk.
They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. "A" ratings denote a
low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate
that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-)  SIGNS ARE USED WITH A RATING
SYMBOL TO INDICATE THE RELATIVE POSITION OF A
CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS
SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA   Highest credit quality.  The risk factors
are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA    High credit quality.  Protection factors
are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A     Protection  factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB   Below-average protection factors but still
considered sufficient  for prudent investment.
Considerable variability in risk during economic cycles.

APPENDIX B


DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

This practice generally reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
 --------------------------------------------------------------------

           Down                   Up                    Mixed
 -------------------    --------------------- -----------------------
           Share   Shares       Share     Shares      Share   Shares
Investment Price   Purchased    Price     Purchased   Price   Purchased
 -------------------    --------------------- ----------------------
$100         10      10            6         16.67      10        10
 100          9      11.1          7         14.29       9        11.1
 100          8      12.5          7         14.29       8        12.5
 100          8      12.5          9         11.1        9        11.1
 100          6      16.67         10        10         10        10
- ----       --      -----         --        -----      --        -----
$500      ***41      62.77      ***39         66.35   ***46       54.7
        *Avg. Cost:  $7.97      *Avg. Cost:   $7.54    *Avg. Cost:$9.14
                     -----                    -----               -----
      **Avg. Price:  $8.20      **Avg. Price: $7.80  **Avg. Price:$9.20
                     -----                    -----               -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.



APPENDIX C

PORTFOLIO MANAGERS


The following provides information regarding the portfolio managers identified in the Fund's prospectus: (1) the dollar range of the portfolio managers' investments in the Fund; (2) a description of the portfolio managers' compensation structure; and (3) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.


                INVESTMENTS IN THE FUND
               (As of September 30, 2005)


                                          DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER             INVESTMENTS IN THE FUND(1)

Mark A. Coffelt                          over $1,000,000

Eric Barden                             $100,001-$500,000

------------------------
(1) This column reflects investments in the Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.



         DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser's compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser's size, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of variable compensation pool that is available for investment professionals.

For the fiscal year ended September 30, 2005, the Portfolio Managers were compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing. Starting on the Fiscal Year beginning October 1, 2005, the Portfolio Managers' total compensation will be determined through an objective process that evaluates numerous factors. The factors that may be reviewed include the following:

Average of after tax and pre tax returns
Risk taken to produce returns
Comparison with a broad market index
Trailing one year performance
Trailing three year performance
Trading costs

Compensation for Mr. Coffelt and Mr. Barden has a component tied to the profitability of the Adviser as well as the component tied to investment performance described above. The profitability of the Adviser is a function of the Fund's total net assets, the assets of other accounts, and the revenues received from Texas Capital, Inc., a broker/dealer that is fully owned and controlled by the Advisor (see "Affiliated Transactions").

In addition to Mr. Coffelt's and Mr. Barden's compensation described above, Mr. Coffelt and Mr. Barden are also the co-portfolio managers of separately managed accounts and an unaffiliated sub-advised hedge fund for the Adviser. Mr. Barden is also a wholesaler for Rafferty Capital Markets, the Fund's distributor. Mr. Barden receives 12b-1 payments and load commissions on retail accounts, as well as payment for wholesaling from the distributor holdback.

All members of the Adviser's staff participate in profit-sharing
(technically, salary which is a function of relative corporate profitability, invested entirely in Fund shares).


                             OTHER MANAGED ACCOUNTS
                           (As of September 30, 2005)

The Adviser's portfolio managers use proprietary quantitative investment models which are used in connection with the management of the Fund as well as a hedge fund for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding accounts including the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual fund, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

Mark Coffelt
-----------------------------------------------------------------------------------------------------------
                                                                                 TOTAL ASSETS IN ACCOUNTS
                                                       NUMBER OF ACCOUNTS WHERE   WHERE ADVISORY FEE IS
                           NUMBER OF  TOTAL ASSETS IN  ADVISORY FEE IS BASED ON    BASED ON ACCOUNT
                           ACCOUNTS      ACCOUNTS        ACCOUNT PERFORMANCE          PERFORMANCE
-----------------------------------------------------------------------------------------------------------
 Registered Investment
       Companies              1       $77,495,402                 0                   $0
-----------------------------------------------------------------------------------------------------------
     Other Pooled
  Investment Vehicles         1       $0                          1                   $0
-----------------------------------------------------------------------------------------------------------

    Other Accounts            33      $11,359,349                 0                   $0
-----------------------------------------------------------------------------------------------------------

Eric Barden

-----------------------------------------------------------------------------------------------------------
                                                                                 TOTAL ASSETS IN ACCOUNTS
                                                       NUMBER OF ACCOUNTS WHERE   WHERE ADVISORY FEE IS
                           NUMBER OF  TOTAL ASSETS IN  ADVISORY FEE IS BASED ON    BASED ON ACCOUNT
                           ACCOUNTS      ACCOUNTS        ACCOUNT PERFORMANCE          PERFORMANCE
-----------------------------------------------------------------------------------------------------------
 Registered Investment
       Companies              1       $77,495,402                 0                   $0
-----------------------------------------------------------------------------------------------------------
     Other Pooled
  Investment Vehicles         1       $0                          1                   $0
-----------------------------------------------------------------------------------------------------------

    Other Accounts            33      $11,359,349                 0                   $0
-----------------------------------------------------------------------------------------------------------

                         POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager has day-to-day management responsibilities with respect to more than one account, the potential for conflicts of interest may arise. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple accounts:

The management of multiple accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by First Austin's use of quantitative models, which drive stock picking decisions of its actively managed accounts.

If a portfolio manager identifies an investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the eligible accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only the Fund or other accounts for which he exercises investment responsibility, or may decide that the the Fund or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for the Fund or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or one of the other accounts.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. With respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. The Adviser may place separate, non-simultaneous, transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of the Fund or other account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of potential conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.



Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration
Statement

Part C - OTHER INFORMATION

ITEM 23 - EXHIBITS

(a)   Articles of Incorporation                             -5

(b)   By-laws                                               -4

(c)   Instruments Defining Rights of Securities Holders
       (1)Articles of Incorporation                         -5
       (2)Articles Supplementary                            -6
       (3)Articles of Amendment                             -7

(d)   Investment Advisory Contracts                         -6

(e)   Underwriting Contract
       (1)Distribution Agreement                            -2

(f)   Bonus or Profit Sharing Contracts                     -N/A

(g)   Custodian Agreements                                  -1

(h)   Other Material Contracts
       (1)Transfer Agency Agreement                         -1
       (2)Fund Accounting Agreement                         -1
       (3)Administration Agreement                          -6

(i)   Legal Opinion                                         -Included

(j)   Other Opinions
      Consent of Accountants                                -Included

(k)   Omitted Financial Statements                          -N/A

(l)   Initial Capital Agreements
       (1)Articles of Incorporation                         -N/A

(m)   Rule 12b-1 Plan - Class A                             -7
                        Class C
(n)   Rule 18f-3 Plan                                       -7

(p)   Code of Ethics                                        -3


        1. Incorporated by reference from Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 1, 1998.

        2. Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on September 21, 1999.

        3. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 9, 2001.

        4. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2002.

        5. Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 30, 2003.

        6. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 31, 2005.

        7. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on October 1, 2005.


Item 24. Persons Controlled by or Under Common Control with the Fund

None

Item 25. Indemnification

The information on indemnification is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement.

Item 26. Business and Other Connections of the Investment Adviser

Information regarding the business, profession, vocation or employment of a substantial nature that each director, officer, and partner of the Advisor is involved with or has been involved in over the last two years is listed in the Prospectus under the heading, "Who Runs the Fund?" and in the Statement of Additional Information under the headings, "Directors and Officers", and "Investment Advisor."

All other information regarding the Advisor is incorporated by reference to its Form ADV as amended:

      First Austin Capital Management, Inc.     File No. 801-31075


Item 27. Principal Underwriters

Other than the Registrant, the Principal Underwriter for the Fund also is the Principal Underwriter for the following investment companies:

Potomac Funds
Badgley Funds
Berkshire Funds
Bremer Funds
Marketocracy Funds
Kirr Marbach Funds
Leuthold Funds

Information regarding the Principal Underwriter, including compensation is included under the heading, "Distribution of the Funds" in the Statement of Additional Information.

Note: On 11/1/98, the Registrant changed distributors to Rafferty
Capital Markets.

Set forth below are the names, principal business addresses and positions of each Director and officer of Rafferty Capital
Markets, Inc.  The principal business address of these individuals is:

Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605

No officer or Director of Rafferty Capital Markets, Inc. serves as an officer or Director of the Registrant.

                        Position and Offices with
Name                    Rafferty Capital Markets, Inc.

Thomas A. Mulrooney     President

Lawrence C. Rafferty    Director

Stephen Sprague         Chief Financial Officer and Secretary


Item 28. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:


Transfer Agent, Fund Accountant, and Custodian

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Distributor

Rafferty Capital Markets, Inc.
1311 Mamaroneck Avenue
White Plains, NY  10605


Item 29. Management Services

Not Applicable

Item 30. Undertakings

None

Signatures Pursuant to the requirements of the Securities Act of 1933 and the Investment Company
Act of 1940 the Registrant has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Austin the in State of Texas on January 31, 2006.
TEXAS CAPITAL VALUE FUNDS, INC.

      by:   /s/Mark A. Coffelt
            Mark A. Coffelt
            President


/s/Mark A. Coffelt       President, Chief Investment Officer and
Director
Mark A. Coffelt                                       January 31, 2006

/s/Edward Clark          Director                     January 31, 2006
Edward D. Clark

/s/John Henry McDonald   Director                     January 31, 2006
John Henry McDonald

/s/Janis Claflin         Director                     January 31, 2006
Janis Claflin

/s/Ryan Barden           Secretary                    January 31, 2006
Ryan Barden